Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2016

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations (“FFO”)	10
Funds Available for Distribution (“FAD”)	11
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	12
Net Operating Income (“NOI”)	13
NOI - By Segment	14-15
Same Store Results - By Segment	16-19
Consolidated Joint Ventures and Funds	20-22
Unconsolidated Joint Ventures	23-25
Unconsolidated Funds Summary	26
Capital Structure	27
Debt Analysis	28
Debt Maturities	29

Selected Property Data
Portfolio Summary	30
Top Tenants and Industry Diversification	31
Leasing Activity	32-33
Lease Expirations	34-37
Cash Basis Capital Expenditures	38-42

Definitions	43-44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212)492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Thomas Lesnick	Vin Chao
Bank of America Merrill Lynch	BTIG	Capital One Securities, Inc.	Deutsche Bank
(646) 855-5808	(212) 738-6140	(571) 633-8191	(212) 250-6799

Steve Sakwa	Brad Burke	Jed Reagan	Richard Anderson
Evercore ISI	Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(917) 343-2082	(949) 640-8780	(212) 205-8445

Vikram Malhotra	Nick Yulico	Blaine Heck
Morgan Stanley	UBS	Wells Fargo
(212) 761-7064	(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Total revenues	$171,318	$167,726	$172,303	$516,539	$491,880
Net (loss) income attributable to common stockholders	$(139)	$1,116	$3,188	$(3,445)	$(13,324)
Per share—basic and diluted	$(0.00)	$0.01	$0.01	$(0.02)	$(0.06)
Pro rata share of NOI (1)	$95,315	$91,428	$100,175	$295,655	$271,849
Pro rata share of Cash NOI (1)	$72,432	$77,223	$72,253	$231,924	$233,021
FFO attributable to common stockholders (1)	$50,615	$51,810	$54,243	$154,106	$147,790
Per share—diluted	$0.23	$0.24	$0.25	$0.71	$0.70
Core FFO attributable to common stockholders (1)	$44,092	$42,330	$49,389	$142,473	$127,608
Per share—diluted	$0.20	$0.20	$0.23	$0.66	$0.60
FAD attributable to common stockholders (1)	$18,684	$22,657	$13,663	$59,438	$61,331

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
High	$18.28	$17.40	$17.97	$18.56	$18.35
Low	$15.36	$15.26	$14.23	$16.50	$15.65
Closing (end of period)	$16.39	$15.94	$15.95	$18.10	$16.80
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.3%	2.4%	2.4%	2.1%	2.3%

PORTFOLIO STATISTICS

	Number of	Square	% Leased (1)	% Occupied (1)
Region:	Properties	Feet	as of September 30, 2016	as of September 30, 2016
New York	6	7,152,207	90.4%	87.9%
Washington, D.C.	5	1,602,655	94.3%	92.4%
San Francisco	1	1,611,125	98.8%	96.8%

	12	10,365,987	92.3%	90.0%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2016	December 31, 2015
ASSETS:
Rental Property, at cost
Land	$2,042,071	$2,042,071
Buildings and improvements	5,691,354	5,610,046

	7,733,425	7,652,117
Accumulated depreciation and amortization	(363,104)	(243,089)

Rental property, net	7,370,321	7,409,028
Cash and cash equivalents	83,281	143,884
Restricted cash	30,304	41,823
Real estate fund investments	—	416,438
Investments in unconsolidated real estate funds	25,521	—
Investments in unconsolidated joint ventures	6,550	7,102
Preferred equity investments	54,807	53,941
Marketable securities	22,011	21,521
Deferred rent receivable	150,539	77,792
Accounts and other receivables, net	12,185	10,844
Deferred charges, net	81,672	74,991
Intangible assets, net	406,186	511,207
Other assets	96,671	6,658

Total Assets	$8,340,048	$8,775,229

LIABILITIES:
Notes and mortgages payable, net	$3,016,597	$2,922,610
Revolving credit facility	50,000	20,000
Due to affiliates (1)	27,299	27,299
Loans payable to noncontrolling interests	—	45,662
Accounts payable and accrued expenses	85,947	102,730
Dividends and distributions payable	25,151	25,067
Deferred income taxes	246	2,533
Interest rate swap liabilities	82,046	93,936
Intangible liabilities, net	144,197	179,741
Other liabilities	46,275	45,101

Total Liabilities	3,477,758	3,464,679

EQUITY:
Paramount Group, Inc. equity	3,796,326	3,761,017
Noncontrolling interests in:
Consolidated real estate funds	62,790	414,637
Consolidated joint ventures	244,234	236,849
Operating Partnership	758,940	898,047

Total Equity	4,862,290	5,310,550

Total Liabilities and Equity	$8,340,048	$8,775,229

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
REVENUES:
Property rentals	$122,606	$127,176	$123,408	$371,016	$382,532
Straight-line rent adjustments	23,301	17,817	24,673	67,843	49,859
Amortization of above and below-market leases, net	3,112	1,477	7,100	6,593	3,239

Rental income	149,019	146,470	155,181	445,452	435,630
Tenant reimbursement income	11,978	14,405	10,334	33,101	39,956
Fee income (see details on page 9)	3,976	2,085	4,175	11,568	5,400
Other income (see details on page 9)	6,345	4,766	2,613	26,418	10,894

Total revenues	171,318	167,726	172,303	516,539	491,880
EXPENSES:
Operating	64,025	63,354	59,994	186,964	183,019
Depreciation and amortization	66,376	70,654	67,287	208,475	223,658
General and administrative (see details on page 9)	13,235	6,666	12,139	39,335	28,412
Acquisition and transaction related costs	282	485	508	1,725	9,832

Total expenses	143,918	141,159	139,928	436,499	444,921
Operating income	27,400	26,567	32,375	80,040	46,959
Income from real estate fund investments	—	10,933	—	—	30,226
Loss from unconsolidated real estate funds	(1,254)	—	(960)	(2,540)	—
Income from unconsolidated joint ventures	1,792	1,458	2,003	5,291	4,444
Interest and other income (loss), net (see details on page 9)	2,299	(1,763)	1,030	5,029	(397)
Interest and debt expense (see details on page 9)	(38,278)	(42,821)	(38,009)	(113,406)	(126,945)
Unrealized gain on interest rate swaps	12,728	15,772	10,073	29,661	49,497

Net income before income taxes	4,687	10,146	6,512	4,075	3,784
Income tax (expense) benefit	(218)	(789)	1,398	817	(2,706)

Net income	4,469	9,357	7,910	4,892	1,078
Less net (income) loss attributable to noncontrolling interests in:
Consolidated real estate funds	67	(7,936)	78	819	(16,677)
Consolidated joint ventures	(4,703)	(33)	(4,107)	(10,062)	(964)
Operating Partnership	28	(272)	(693)	906	3,239

Net (loss) income attributable to common stockholders	$(139)	$1,116	$3,188	$(3,445)	$(13,324)

Weighted average common shares outstanding
Basic	219,394,245	212,106,718	217,121,592	216,317,746	212,106,718

Diluted	219,394,245	212,108,079	217,137,557	216,317,746	212,106,718

(Loss) income per common share
Basic	$(0.00)	$0.01	$0.01	$(0.02)	$(0.06)

Diluted	$(0.00)	$0.01	$0.01	$(0.02)	$(0.06)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Fee Income:	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Property management	$1,404	$1,559	$1,539	$4,464	$4,274
Asset management (1)	2,003	—	1,783	5,500	—
Acquisition and leasing	244	400	629	873	669
Other	325	126	224	731	457

Total fee income	$3,976	$2,085	$4,175	$11,568	$5,400

(1)	As a result of deconsolidating our real estate funds that were accounted for at fair value on January 1, 2016, asset management fees are now included in fee income, as opposed to a reduction of income attributable to noncontrolling interests in the prior periods. (See pages 21 and 22 for asset management fees recognized in prior periods.)

	Three Months Ended			Nine Months Ended
Other Income:	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Lease termination income	$3,460	$50	$93	$14,508	$688
Other (primarily tenant requested work)	2,885	4,716	2,520	11,910	10,206

Total other income	$6,345	$4,766	$2,613	$26,418	$10,894

	Three Months Ended			Nine Months Ended
General and Administrative:	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Non-cash general and administrative - stock based compensation expense	$2,583	$1,613	$2,556	$6,911	$4,157
All other general and administrative	9,916	6,993	10,326	29,353	21,785
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is included in interest and other income)	736	(1,940)	(743)	197	(845)
Severance costs	—	—	—	2,874	3,315

Total general and administrative	$13,235	$6,666	$12,139	$39,335	$28,412

	Three Months Ended			Nine Months Ended
Interest and Other Income (Loss):	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Preferred equity investment income (1)	$1,460	$—	$1,423	$4,299	$—
Interest income	103	177	350	533	448
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	736	(1,940)	(743)	197	(845)

Total interest and other income (loss)	$2,299	$(1,763)	$1,030	$5,029	$(397)

(1)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., which was acquired in December 2015, of which our share is $355 and $347 for the three months ended September 30, 2016 and June 30, 2016, respectively, and $1,047 for the nine months ended September 30, 2016.

	Three Months Ended			Nine Months Ended
Interest and Debt Expense:	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Interest expense	$36,820	$42,237	$36,604	$109,285	$125,191
Amortization of deferred financing costs	1,458	584	1,405	4,121	1,754

Total interest and debt expense	$38,278	$42,821	$38,009	$113,406	$126,945

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Reconciliation of net income to FFO and Core FFO:
Net income	$4,469	$9,357	$7,910	$4,892	$1,078
Real estate depreciation and amortization (including pro rata share of unconsolidated joint ventures)	68,008	72,166	68,843	213,202	228,176

FFO (1)	72,477	81,523	76,753	218,094	229,254
Less FFO attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	(8,160)	(144)	147	(17,370)
Consolidated joint ventures	(11,319)	(8,934)	(10,560)	(30,026)	(28,127)

FFO attributable to Paramount Group Operating Partnership	61,001	64,429	66,049	188,215	183,757
Less FFO attributable to noncontrolling interests in Operating Partnership	(10,386)	(12,619)	(11,806)	(34,109)	(35,967)

FFO attributable to common stockholders (1)	$50,615	$51,810	$54,243	$154,106	$147,790

Per diluted share	$0.23	$0.24	$0.25	$0.71	$0.70

FFO	$72,477	$81,523	$76,753	$218,094	$229,254
Non-core items:
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(13,589)	(15,809)	(10,490)	(30,939)	(50,544)
Acquisition and transaction related costs	282	485	508	1,725	3,960
Severance costs	—	—	—	2,874	3,315
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872
Predecessor income tax true-up	—	—	—	—	721

Core FFO (1)	59,170	66,199	66,771	191,754	192,578
Less Core FFO attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	(8,160)	(144)	147	(17,370)
Consolidated joint ventures	(5,874)	(5,400)	(6,488)	(17,776)	(16,546)

Core FFO attributable to Paramount Group Operating Partnership	53,139	52,639	60,139	174,125	158,662
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(9,047)	(10,309)	(10,750)	(31,652)	(31,054)

Core FFO attributable to common stockholders (1)	$44,092	$42,330	$49,389	$142,473	$127,608

Per diluted share	$0.20	$0.20	$0.23	$0.66	$0.60

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	219,394,245	212,106,718	217,121,592	216,317,746	212,106,718
Effect of dilutive securities	24,385	1,361	15,965	—	4,004

Denominator for FFO per diluted share	219,418,630	212,108,079	217,137,557	216,317,746	212,110,722

(1)	See page 43 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Reconciliation of Core FFO to FAD:
Core FFO	$59,170	$66,199	$66,771	$191,754	$192,578
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	2,583	1,613	2,556	6,911	4,157
Amortization of deferred financing costs (including pro rata share of unconsolidated joint ventures)	1,509	635	1,456	4,274	1,907
Amortization of above and below-market leases, net	(3,112)	(1,477)	(7,100)	(6,593)	(3,239)
Recurring tenant improvements, leasing commissions and other capital expenditures	(15,846)	(12,444)	(24,742)	(59,663)	(47,185)
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(23,234)	(17,671)	(24,764)	(67,968)	(49,624)
Unrealized loss from unconsolidated real estate funds	1,379	—	892	2,518	—
Unrealized gains on real estate fund investments	—	(1,830)	—	—	(13,967)

FAD (1)	22,449	35,025	15,069	71,233	84,627
Less FAD attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	(6,803)	(144)	147	(9,673)
Consolidated joint ventures	226	(46)	1,712	1,421	1,305

FAD attributable to Paramount Group Operating Partnership	22,518	28,176	16,637	72,801	76,259
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,834)	(5,519)	(2,974)	(13,363)	(14,928)

FAD attributable to common stockholders (1) (2)	$18,684	$22,657	$13,663	$59,438	$61,331

(1)	See page 43 for our definition of this measure.
(2)	FAD attributable to common stockholders on a quarterly basis is not necessarily indicative of future amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Reconciliation of net income to EBITDA and Adjusted EBITDA:
Net income	$4,469	$9,357	$7,910	$4,892	$1,078
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization (including pro rata share of unconsolidated joint ventures)	68,008	72,166	68,843	213,202	228,176
Interest and debt expense (including pro rata share of unconsolidated joint ventures)	39,697	44,192	39,412	117,628	131,395
Income tax expense (benefit) (including pro rata share of unconsolidated joint ventures)	219	791	(1,398)	(816)	2,708

EBITDA (1)	112,393	126,506	114,767	334,906	363,357
Less EBITDA attributable to noncontrolling interests in:
Consolidated real estate funds	(156)	(8,999)	(148)	146	(19,998)
Consolidated joint ventures	(18,373)	(18,467)	(17,499)	(50,949)	(54,861)

Pro rata share of EBITDA (1)	$93,864	$99,040	$97,120	$284,103	$288,498

EBITDA	$112,393	$126,506	$114,767	$334,906	$363,357
Add (subtract) adjustments to arrive at adjusted EBITDA:
Unrealized gain on interest rate swaps (including pro rata share of unconsolidated joint ventures)	(13,589)	(15,809)	(10,490)	(30,939)	(50,544)
EBITDA from real estate funds	1,073	(9,730)	791	2,708	(26,759)
Acquisition and transaction related costs	282	485	508	1,725	3,960
Severance costs	—	—	—	2,874	3,315
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872

Adjusted EBITDA (1)	100,159	101,452	105,576	311,274	299,201
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(12,927)	(14,934)	(13,427)	(38,698)	(43,281)

Pro rata share of Adjusted EBITDA (1)	$87,232	$86,518	$92,149	$272,576	$255,920

(1)	See page 43 for our definition of this measure.

NET OPERATING INCOME (“NOI”)

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Reconciliation of net income to NOI and Cash NOI:
Net income	$4,469	$9,357	$7,910	$4,892	$1,078
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	66,376	70,654	67,287	208,475	223,658
General and administrative	13,235	6,666	12,139	39,335	28,412
Interest and debt expense	38,278	42,821	38,009	113,406	126,945
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	—	—	5,872
Acquisition and transaction related costs	282	485	508	1,725	3,960
Income tax expense (benefit)	218	789	(1,398)	(817)	2,706
NOI from unconsolidated joint ventures	3,974	4,303	4,536	12,938	12,362
Income from real estate fund investments	—	(10,933)	—	—	(30,226)
Loss from unconsolidated real estate funds	1,254	—	960	2,540	—
Income from unconsolidated joint ventures	(1,792)	(1,458)	(2,003)	(5,291)	(4,444)
Fee income	(3,976)	(2,085)	(4,175)	(11,568)	(5,400)
Interest and other (income) loss, net	(2,299)	1,763	(1,030)	(5,029)	397
Unrealized gain on interest rate swaps	(12,728)	(15,772)	(10,073)	(29,661)	(49,497)

NOI (1)	107,291	106,590	112,670	330,945	315,823
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	(236)	(147)	146	(715)
Consolidated joint ventures	(11,819)	(14,926)	(12,348)	(35,436)	(43,259)

Pro rata share of NOI (1)	$95,315	$91,428	$100,175	$295,655	$271,849

NOI	$107,291	$106,590	$112,670	$330,945	$315,823
Less:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(23,234)	(17,671)	(24,764)	(67,968)	(49,624)
Amortization of above and below-market leases, net	(3,112)	(1,477)	(7,100)	(6,593)	(3,239)

Cash NOI (1)	80,945	87,442	80,806	256,384	262,960
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	(236)	(147)	146	(715)
Consolidated joint ventures	(8,356)	(9,983)	(8,406)	(24,606)	(29,224)

Pro rata share of Cash NOI (1)	$72,432	$77,223	$72,253	$231,924	$233,021

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended September 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,469	$8,562	$797	$7,091	$(11,981)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	66,376	44,959	7,925	12,971	521
General and administrative	13,235	—	—	—	13,235
Interest and debt expense	38,278	17,630	5,198	14,064	1,386
Acquisition and transaction related costs	282	—	—	—	282
Income tax expense (benefit)	218	—	(1)	4	215
NOI from unconsolidated joint ventures	3,974	3,893	—	—	81
Loss from unconsolidated real estate funds	1,254	—	—	—	1,254
Income from unconsolidated joint ventures	(1,792)	(1,772)	—	—	(20)
Fee income	(3,976)	—	—	—	(3,976)
Interest and other income, net	(2,299)	(48)	(12)	(5)	(2,234)
Unrealized gain on interest rate swaps	(12,728)	(2,050)	—	(10,678)	—

NOI (1)	107,291	71,174	13,907	23,447	(1,237)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	—	—	—	(157)
Consolidated joint ventures	(11,819)	—	—	(11,819)	—

Pro rata share of NOI for the three months ended September 30, 2016	$95,315	$71,174	$13,907	$11,628	$(1,394)

Pro rata share of NOI for the three months ended September 30, 2015	$91,428	$69,375	$12,832	$10,836	$(1,615)

NOI(1)	$107,291	$71,174	$13,907	$23,447	$(1,237)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(23,234)	(18,754)	(1,425)	(3,027)	(28)
Amortization of above and below-market leases, net	(3,112)	1,201	(549)	(3,764)	—

Cash NOI (1)	80,945	53,621	11,933	16,656	(1,265)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	(157)	—	—	—	(157)
Consolidated joint ventures	(8,356)	—	—	(8,356)	—

Pro rata share of Cash NOI for the three months ended September 30, 2016	$72,432	$53,621	$11,933	$8,300	$(1,422)

Pro rata share of Cash NOI for the three months ended September 30, 2015	$77,223	$61,652	$10,543	$6,668	$(1,640)

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2016
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,892	$28,679	$2,582	$13,508	$(39,877)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	208,475	144,429	23,536	39,139	1,371
General and administrative	39,335	—	—	—	39,335
Interest and debt expense	113,406	52,186	15,460	41,693	4,067
Acquisition and transaction related costs	1,725	—	—	—	1,725
Income tax (benefit) expense	(817)	—	(2,537)	37	1,683
NOI from unconsolidated joint ventures	12,938	12,696	—	—	242
Loss from unconsolidated real estate funds	2,540	—	—	—	2,540
Income from unconsolidated joint ventures	(5,291)	(5,233)	—	—	(58)
Fee income	(11,568)	—	—	—	(11,568)
Interest and other income, net	(5,029)	(166)	(43)	(20)	(4,800)
Unrealized gain on interest rate swaps	(29,661)	(5,640)	—	(24,021)	—

NOI (1)	330,945	226,951	38,998	70,336	(5,340)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate funds	146	—	—	—	146
Consolidated joint ventures	(35,436)	—	—	(35,436)	—

Pro rata share of NOI for the nine months ended September 30, 2016	$295,655	$226,951	$38,998	$34,900	$(5,194)

Pro rata share of NOI for the nine months ended September 30, 2015	$271,849	$208,514	$37,352	$31,076	$(5,093)

NOI(1)	$330,945	$226,951	$38,998	$70,336	$(5,340)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including pro rata share of unconsolidated joint ventures)	(67,968)	(54,723)	(3,839)	(9,409)	3
Amortization of above and below-market leases, net	(6,593)	6,889	(1,655)	(11,827)	—

Cash NOI (1)	256,384	179,117	33,504	49,100	(5,337)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate funds	146	—	—	—	146
Consolidated joint ventures	(24,606)	—	—	(24,606)	—

Pro rata share of Cash NOI for the nine months ended September 30, 2016	$231,924	$179,117	$33,504	$24,494	$(5,191)

Pro rata share of Cash NOI for the nine months ended September 30, 2015	$233,021	$187,425	$31,266	$19,428	$(5,098)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

	Three Months Ended September 30, 2016
SAME STORE NOI(1)	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended September 30, 2016	$95,315	$71,174	$13,907	$11,628	$(1,394)
Acquisitions (2)	(3,563)	(3,563)	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(3,433)	(3,348)	—	(85)	—
Other, net	289	207	4	78	—

Pro rata share of Same Store NOI(1) for the three months ended September 30, 2016	$88,608	$64,470	$13,911	$11,621	$(1,394)

	Three Months Ended September 30, 2015
	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the three months ended September 30, 2015	$91,428	$69,375	$12,832	$10,836	$(1,615)
Acquisitions	—	—	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(116)	(105)	—	(11)	—
Other, net	5	—	—	5	—

Pro rata share of Same Store NOI(1) for the three months ended September 30, 2015	$91,317	$69,270	$12,832	$10,830	$(1,615)

(Decrease) increase in pro rata share of Same Store NOI	$(2,709)	$(4,800)	$1,079	$791	$221

% (Decrease) increase	(3.0%)	(6.9%)	8.4%	7.3%

(1)	See page 43 for our definition of this measure.
(2)	Represents NOI from the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

	Three Months Ended September 30, 2016
SAME STORE CASH NOI(1)	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended September 30, 2016	$72,432	$53,621	$11,933	$8,300	$(1,422)
Acquisitions (2)	(2,816)	(2,816)	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(3,433)	(3,348)	—	(85)	—
Other, net	(158)	(162)	4	—	—

Pro rata share of Same Store Cash NOI(1) for the three months ended September 30, 2016	$66,025	$47,295	$11,937	$8,215	$(1,422)

	Three Months Ended September 30, 2015
	Total	New York	Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the three months ended September 30, 2015	$77,223	$61,652	$10,543	$6,668	$(1,640)
Acquisitions	—	—	—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(116)	(105)	—	(11)	—
Other, net	5	—	—	5	—

Pro rata share of Same Store Cash NOI(1) for the three months ended September 30, 2015	$77,112	$61,547	$10,543	$6,662	$(1,640)

(Decrease) increase in pro rata share of Same Store Cash NOI	$(11,087)	$(14,252)	$1,394	$1,553	$218

% (Decrease) increase	(14.4%)	(23.2%)	13.2%	23.3%

(1)	See page 43 for our definition of this measure.
(2)	Represents Cash NOI from the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

	Nine Months Ended September 30, 2016
SAME STORE NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the nine months ended September 30, 2016	$295,655	$226,951		$38,998	$34,900	$(5,194)
Acquisitions (2)	(11,136)	(11,136)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(14,571)	(14,422	)(3)	—	(149)	—
Other, net	3,329	3,247	(4)	4	78	—

Pro rata share of Same Store NOI(1) for the nine months ended September 30, 2016	$273,277	$204,640		$39,002	$34,829	$(5,194)

	Nine Months Ended September 30, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of NOI for the nine months ended September 30, 2015	$271,849	$208,514		$37,352	$31,076	$(5,093)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(688)	(463)		—	(225)	—
Other, net	25	(30)		—	55	—

Pro rata share of Same Store NOI(1) for the nine months ended September 30, 2015	$271,186	$208,021		$37,352	$30,906	$(5,093)

Increase (decrease) in pro rata share of Same Store NOI	$2,091	$(3,381)		$1,650	$3,923	$(101)

% Increase (decrease)	0.8%	(1.6%)		4.4%	12.7%

(1)	See page 43 for our definition of this measure.
(2)	Represents NOI from the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.
(4)	Includes an aggregate of $11,800 of non-cash write-offs primarily related to above-market lease asset from the termination of a tenant’s lease at 1633 Broadway, partially offset by $10,315 of income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

	Nine Months Ended September 30, 2016
SAME STORE CASH NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the nine months ended September 30, 2016	$231,924	$179,117		$33,504	$24,494	$(5,191)
Acquisitions (2)	(9,329)	(9,329)		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(14,571)	(14,422	)(3)	—	(149)	—
Other, net	315	311		4	—	—

Pro rata share of Same Store Cash NOI(1) for the nine months ended September 30, 2016	$208,339	$155,677		$33,508	$24,345	$(5,191)

	Nine Months Ended September 30, 2015
	Total	New York		Washington, D.C.	San Francisco	Other

Pro rata share of Cash NOI for the nine months ended September 30, 2015	$233,021	$187,425		$31,266	$19,428	$(5,098)
Acquisitions	—	—		—	—	—
Lease termination income (including pro rata share of unconsolidated joint ventures)	(688)	(463)		—	(225)	—
Other, net	25	(30)		—	55	—

Pro rata share of Same Store Cash NOI(1) for the nine months ended September 30, 2015	$232,358	$186,932		$31,266	$19,258	$(5,098)

(Decrease) increase in pro rata share of Same Store Cash NOI	$(24,019)	$(31,255)		$2,242	$5,087	$(93)

% (Decrease) increase	(10.3%)	(16.7%)		7.2%	26.4%

(1)	See page 43 for our definition of this measure.
(2)	Represents Cash NOI from the acquisition of the remaining 35.8% equity interest that we did not previously own in 31 West 52nd Street, which was acquired in October 2015.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS
(unaudited and in thousands)

	As of September 30, 2016				As of December 31, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Real Estate Funds (1)
Paramount Ownership %		49.0%	24.4%	13.4%		49.0%	25.4%	Various
ASSETS:
Rental property, net	$1,264,726	$1,264,726	$—	$72,079	$1,276,358	$1,276,358	$—	$67,286
Cash and cash equivalents	9,965	9,549	416	1,180	7,115	6,539	576	14,495
Restricted cash	4,790	4,790	—	—	13,188	13,188	—	—
Real estate fund investments (1)	—	—	—	—	—	—	—	416,438
Preferred equity investments	54,807	—	54,807	—	53,941	—	53,941	—
Deferred rent receivable	27,796	27,796	—	—	18,386	18,386	—	—
Accounts and other receivables, net	798	798	—	179	327	327	—	287
Deferred charges, net	5,807	5,807	—	—	4,958	4,958	—	—
Intangible assets, net	56,241	56,241	—	—	71,305	71,305	—	—
Other assets	901	901	—	640	664	664	—	16

Total Assets	$1,425,831	$1,370,608	$55,223	$74,078	$1,446,242	$1,391,725	$54,517	$498,522

LIABILITIES:
Notes and mortgages payable, net	$869,226	$869,226	$—	$—	$857,037	$857,037	$—	$—
Loans payable to noncontrolling interests	—	—	—	—	—	—	—	45,662
Accounts payable and accrued expenses	21,566	21,566	—	1,609	28,548	28,548	—	936
Interest rate swap liabilities	31,383	31,383	—	—	55,404	55,404	—	—
Intangible liabilities, net	52,612	52,612	—	—	65,011	65,011	—	—
Other liabilities	109	108	1	—	2,888	2,659	229	184

Total Liabilities	974,896	974,895	1	1,609	1,008,888	1,008,659	229	46,782

EQUITY:
Paramount Group, Inc. equity	206,701	193,104	13,597	9,679	200,505	187,282	13,223	37,103
Noncontrolling interests	244,234	202,609	41,625	62,790	236,849	195,784	41,065	414,637

Total Equity	450,935	395,713	55,222	72,469	437,354	383,066	54,288	451,740

Total Liabilities and Equity	$1,425,831	$1,370,608	$55,223	$74,078	$1,446,242	$1,391,725	$54,517	$498,522

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended September 30, 2016				Three Months Ended September 30, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)
Total revenues	$31,441	$31,441	$—	$881	$47,100	$17,944	$29,156	$863
Total operating expenses	7,994	7,994	—	417	14,024	6,757	7,267	307

Net operating income	23,447	23,447	—	464	33,076	11,187	21,889	556
Depreciation and amortization	(12,971)	(12,971)	—	(259)	(19,402)	(6,540)	(12,862)	(259)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	10,933
Interest and other income, net	1,465	5	1,460	—	19	16	3	1
Interest and debt expense	(14,064)	(14,064)	—	—	(20,313)	(5,339)	(14,974)	(840)
Unrealized gain on interest rate swaps	10,678	10,678	—	—	7,497	1,899	5,598	—

Net income (loss) before income taxes	8,555	7,095	1,460	205	877	1,223	(346)	10,391
Income tax (expense) benefit	(4)	(4)	—	—	30	—	30	—

Net income (loss)	$8,551	$7,091	$1,460	$205	$907	$1,223	$(316)	$10,391

Paramount Group, Inc.’s pro rata share Ownership %	Total	49.0%	24.4%	13.4%	Total	64.2%	49.0%	Various
Net income (loss)	$3,708	$3,353	$355	$27	$630	$785	$(155)	$520
Add: Management fee income	140	140	—	245	244	133	111	1,618
Add: Carried interest	—	—	—	—	—	—	—	317

Net income (loss) attributable to Paramount Group, Inc.	3,848	3,493	355	272	874	918	(44)	2,455
Add: Real estate depreciation and amortization	6,355	6,355	—	35	10,501	4,199	6,302	35

FFO (2)	10,203	9,848	355	307	11,375	5,117	6,258	2,490
Less: Unrealized gain on interest rate swaps	(5,233)	(5,233)	—	—	(3,963)	(1,220)	(2,743)	—

Core FFO (2)	$4,970	$4,615	$355	$307	$7,412	$3,897	$3,515	$2,490

Noncontrolling Interests’ pro rata share Ownership %	Total	51.0%	75.6%	86.6%	Total	35.8%	51.0%	Various
Net income (loss)	$4,843	$3,738	$1,105	$178	$277	$438	$(161)	$9,871
Less: Management fee expense	(140)	(140)	—	(245)	(244)	(133)	(111)	(1,618)
Less: Carried interest	—	—	—	—	—	—	—	(317)

Net income (loss) attributable to noncontrolling interests	4,703	3,598	1,105	(67)	33	305	(272)	7,936
Add: Real estate depreciation and amortization	6,616	6,616	—	224	8,901	2,341	6,560	224

FFO (2)	11,319	10,214	1,105	157	8,934	2,646	6,288	8,160
Less: Unrealized gain on interest rate swaps	(5,445)	(5,445)	—	—	(3,534)	(679)	(2,855)	—

Core FFO (2)	$5,874	$4,769	$1,105	$157	$5,400	$1,967	$3,433	$8,160

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Funds
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (1)	Total Consolidated Joint Ventures	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)
Total revenues	$92,762	$92,762	$—	$2,548	$136,202	$52,382	$83,820	$2,600
Total operating expenses	22,426	22,426	—	1,876	40,043	18,982	21,061	1,207

Net operating income	70,336	70,336	—	672	96,159	33,400	62,759	1,393
Depreciation and amortization	(39,139)	(39,139)	—	(776)	(59,093)	(19,591)	(39,502)	(800)
Income from real estate fund investments (1)	—	—	—	—	—	—	—	30,226
Interest and other income, net	4,319	20	4,299	1	55	47	8	1
Interest and debt expense	(41,693)	(41,693)	—	—	(57,091)	(15,713)	(41,378)	(2,626)
Unrealized gain on interest rate swaps	24,021	24,021	—	—	24,686	6,634	18,052	—

Net income (loss) before income taxes	17,844	13,545	4,299	(103)	4,716	4,777	(61)	28,194
Income tax expense	(37)	(37)	—	(2)	(11)	—	(11)	(4)

Net income (loss)	$17,807	$13,508	$4,299	$(105)	$4,705	$4,777	$(72)	$28,190

Paramount Group, Inc.’s pro rata share Ownership %	Total	49.0%	24.4%	13.4%	Total	64.2%	49.0%	Various
Net income (loss)	$7,309	$6,262	$1,047	$(14)	$3,032	$3,067	$(35)	$1,616
Add: Management fee income	436	436	—	728	709	382	327	4,473
Add: Carried interest	—	—	—	—	—	—	—	5,424

Net income attributable to Paramount Group, Inc.	7,745	6,698	1,047	714	3,741	3,449	292	11,513
Add: Real estate depreciation and amortization	19,175	19,175	—	104	31,930	12,577	19,353	107

FFO (2)	26,920	25,873	1,047	818	35,671	16,026	19,645	11,620
Less: Unrealized gain on interest rate swaps	(11,771)	(11,771)	—	—	(13,105)	(4,260)	(8,845)	—

Core FFO (2)	$15,149	$14,102	$1,047	$818	$22,566	$11,766	$10,800	$11,620

Noncontrolling Interests’ pro rata share Ownership %	Total	51.0%	75.6%	86.6%	Total	35.8%	51.0%	Various
Net income (loss)	$10,498	$7,246	$3,252	$(91)	$1,673	$1,710	$(37)	$26,574
Less: Management fee expense	(436)	(436)	—	(728)	(709)	(382)	(327)	(4,473)
Less: Carried interest	—	—	—	—	—	—	—	(5,424)

Net income (loss) attributable to noncontrolling interests	10,062	6,810	3,252	(819)	964	1,328	(364)	16,677
Add: Real estate depreciation and amortization	19,964	19,964	—	672	27,163	7,014	20,149	693

FFO (2)	30,026	26,774	3,252	(147)	28,127	8,342	19,785	17,370
Less: Unrealized gain on interest rate swaps	(12,250)	(12,250)	—	—	(11,581)	(2,374)	(9,207)	—

Core FFO (2)	$17,776	$14,524	$3,252	$(147)	$16,546	$5,968	$10,578	$17,370

(1)	On January 1, 2016, we adopted (“ASU 2015-02”) Amendments to the Consolidation Analysis to ASC Topic 810, Consolidation, using the modified retrospective method, which resulted in the deconsolidation of all of our real estate fund investments that were accounted for at fair value, except for the Residential Development Fund, which is accounted for at historical cost and will continue to be consolidated into our financial statements.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of September 30, 2016			As of December 31, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Paramount Ownership %		50.0%	9.5%		50.0%	9.5%
ASSETS:
Rental property, net	$214,881	$208,578	$6,303	$220,765	$214,139	$6,626
Cash and cash equivalents	16,488	15,885	603	18,388	17,341	1,047
Restricted cash	—	—	—	323	323	—
Deferred rent receivable	12,729	12,729	—	12,479	12,479	—
Accounts and other receivables, net	739	739	—	1,179	1,179	—
Deferred charges, net	9,256	9,256	—	9,704	9,704	—
Other assets	4,334	3,925	409	492	311	181

Total Assets	$258,427	$251,112	$7,315	$263,330	$255,476	$7,854

LIABILITIES:
Notes and mortgages payable, net	$269,025	$245,888	$23,137	$269,725	$245,582	$24,143
Accounts payable and accrued expenses	4,570	4,493	77	5,450	5,324	126
Interest rate swap liabilities	6,589	6,589	—	9,146	9,146	—
Other liabilities	350	242	108	649	530	119

Total Liabilities	280,534	257,212	23,322	284,970	260,582	24,388

Total Equity	(22,107)	(6,100)	(16,007)	(21,640)	(5,106)	(16,534)

Total Liabilities and Equity	$258,427	$251,112	$7,315	$263,330	$255,476	$7,854

(1) We account for our interest in Oder-Center, Germany on a one quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$15,059	$13,867	$1,192	$14,977	$13,921	$1,056
Total operating expenses	6,338	6,081	257	5,640	5,500	140

Net operating income	8,721	7,786	935	9,337	8,421	916
Depreciation and amortization expense	(3,299)	(3,193)	(106)	(3,041)	(2,945)	(96)
Interest and other income, net	16	16	—	3	3	—
Interest and debt expense	(3,084)	(2,787)	(297)	(2,970)	(2,687)	(283)
Unrealized gain on interest rate swaps	1,722	1,722	—	74	74	—

Net income before income taxes	4,076	3,544	532	3,403	2,866	537
Income tax expense	(3)	—	(3)	(2)	—	(2)

Net income	$4,073	$3,544	$529	$3,401	$2,866	$535

Paramount Group, Inc.’s pro rata share Ownership %	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$1,822	$1,772	$50	$1,484	$1,433	$51
Less: Step-up basis adjustment	(30)	—	(30)	(26)	—	(26)

Net income attributable to Paramount Group, Inc.	1,792	1,772	20	1,458	1,433	25
Add: Real estate depreciation and amortization	1,632	1,597	35	1,512	1,472	40

FFO (2)	3,424	3,369	55	2,970	2,905	65
Less: Unrealized gain on interest rate swaps	(861)	(861)	—	(37)	(37)	—

Core FFO (2)	$2,563	$2,508	$55	$2,933	$2,868	$65

Joint Venture Partners’ pro rata share Ownership %	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$2,251	$1,772	$479	$1,917	$1,433	$484
Add: Real estate depreciation and amortization	1,697	1,596	101	1,561	1,472	89

FFO (2)	3,948	3,368	580	3,478	2,905	573
Less: Unrealized gain on interest rate swaps	(861)	(861)	—	(37)	(37)	—

Core FFO (2)	$3,087	$2,507	$580	$3,441	$2,868	$573

(1)	We account for our interest in Oder-Center, Germany on a one quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
	Total	712 Fifth Avenue	Oder-Center, Germany (1)	Total	712 Fifth Avenue	Oder-Center, Germany (1)
Total revenues	$45,693	$42,465	$3,228	$45,111	$41,726	$3,385
Total operating expenses	17,749	17,073	676	18,012	17,557	455

Net operating income	27,944	25,392	2,552	27,099	24,169	2,930
Depreciation and amortization expense	(9,533)	(9,244)	(289)	(9,134)	(8,829)	(305)
Interest and other income, net	49	49	—	9	8	1
Interest and debt expense	(9,111)	(8,287)	(824)	(9,632)	(8,726)	(906)
Unrealized gain on interest rate swaps	2,556	2,556	—	2,094	2,094	—

Net income before income taxes	11,905	10,466	1,439	10,436	8,716	1,720
Income tax expense	(7)	—	(7)	(19)	—	(19)

Net income	$11,898	$10,466	$1,432	$10,417	$8,716	$1,701

Paramount Group, Inc.’s pro rata share Ownership %	Total	50.0%	9.5%	Total	50.0%	9.5%
Net income	$5,369	$5,233	$136	$4,520	$4,358	$162
Less: Step-up basis adjustment	(78)	—	(78)	(76)	—	(76)

Net income attributable to Paramount Group, Inc.	5,291	5,233	58	4,444	4,358	86
Add: Real estate depreciation and amortization	4,727	4,622	105	4,518	4,414	104

FFO (2)	10,018	9,855	163	8,962	8,772	190
Less: Unrealized gain on interest rate swaps	(1,278)	(1,278)	—	(1,047)	(1,047)	—

Core FFO (2)	$8,740	$8,577	$163	$7,915	$7,725	$190

Joint Venture Partners’ pro rata share Ownership %	Total	50.0%	90.5%	Total	50.0%	90.5%
Net income	$6,529	$5,233	$1,296	$5,897	$4,358	$1,539
Add: Real estate depreciation and amortization	4,884	4,622	262	4,698	4,414	284

FFO (2)	11,413	9,855	1,558	10,595	8,772	1,823
Less: Unrealized gain on interest rate swaps	(1,278)	(1,278)	—	(1,047)	(1,047)	—

Core FFO (2)	$10,135	$8,577	$1,558	$9,548	$7,725	$1,823

(1)	We account for our interest in Oder-Center, Germany on a one quarter lag basis.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of September 30, 2016.

Fund	Paramount Ownership	60 Wall Street	One Market Plaza		50 Beale Street	Zero Bond Street (1)
Fund II	10.0%	46.3%	—		—	—
Fund III	3.1%	16.0%	2.0%		—	—
Fund VII/VII-H	7.2%	—	—		42.8%	100.0%

Total Property Funds		62.3%	2.0%		42.8%	100.0%
Other Investors		37.7%	98.0	%(2)	57.2%	—

Total		100.0%	100.0%		100.0%	100.0%

The following is a summary of the Property Fund investments and our ownership interests in the underlying investments, as of September 30, 2016.

		Paramount	Square	%	%	Annualized Rent (3)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount		Per Square Foot (4)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	100.0%	$67,000,000	(5)	$41.22	(5)
50 Beale Street	South Financial District	3.1%	663,483	82.6%	82.6%	29,585,000		54.25
Zero Bond Street (1)	NoHo	7.2%	64,390	46.6%	46.6%	3,810,000		126.94

(1)	Formerly called 670 Broadway
(2)	Includes a 49.0% direct ownership interest held by us.
(3)	See page 43 for our definition of this measure.
(4)	Excludes square feet and revenue from parking, storage, signage and roof space.
(5)	Represents triple net base rent only.

Alternative Investment Fund (“Fund VIII”):

The following is a summary of our ownership interests in Fund VIII and the underlying investments in Fund VIII, as of September 30, 2016.

		Paramount	Fixed /			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Interest Rate	Initial Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000,000	$645,000	$50,693,000	$654,000
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	6.53%	Oct-2019	40,000,000	516,000	40,052,000	517,000
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	6.53%	Dec-2016	80,000,000	1,032,000	80,358,000	1,037,000
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000,000	710,000	55,848,000	720,000
Other	Mezzanine Loan	1.3%	Variable (LIBOR plus 700 bps)	7.52%	Oct-2018	15,757,000	203,000	15,757,000	203,000

						$240,757,000	$3,106,000	$242,708,000	$3,131,000

CAPITAL STRUCTURE

(unaudited and in thousands, except share and per share amounts)

			As of September 30, 2016
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,039,149
$1.0 billion revolving credit facility			50,000

			3,089,149
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(443,305)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,448

Pro rata share of total debt (2)			2,771,292

	Shares / Units Outstanding	Share Price at September 30, 2016
Equity:
Common stock	219,611,535	$16.39	3,599,433
Operating Partnership units	44,916,828	16.39	736,187

Total equity	264,528,363	16.39	4,335,620

Total Market Capitalization			$7,106,912

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,013,544	3.52%	$1,000,000	3.54%	$13,544	2.27%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
900 Third Avenue (1)	274,337	4.26%	162,000	5.98%	112,337	1.79%
Waterview (1)	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	88,042	4.88%	88,042	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	869,226	6.12%	859,648	6.13%	9,578	4.73%
$1.0 Billion Revolving Credit Facility	50,000	1.77%	—	—	50,000	1.77%

Total consolidated debt	3,089,149	4.55%	2,903,690	4.72%	185,459	1.97%
Noncontrolling interest’s share	(443,305)	6.12%	(438,420)	6.13%	(4,885)	4.73%

Pro rata share of consolidated debt	$2,645,844	4.29%	$2,465,270	4.47%	$180,574	1.90%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.32%	$135,000	5.78%	$111,500	2.56%
Oder-Center, Germany	23,137	4.62%	23,137	4.62%	—	—

Total unconsolidated debt	269,637	4.35%	158,137	5.61%	111,500	2.56%
Joint venture partners’ share	(144,189)	4.37%	(88,439)	5.50%	(55,750)	2.56%

Pro rata share of unconsolidated debt	$125,448	4.33%	$69,698	5.74%	$55,750	2.56%

Pro Rata Share of Total Debt (2)	$2,771,292	4.29%	$2,534,968	4.50%	$236,324	2.05%

Revolving Credit Facility Covenants: (3)	Required	Actual
Total Debt / Total Assets	Less than 60%	39.0%
Secured Debt / Total Assets	Less than 50%	35.3%
Fixed Charge Coverage	Greater than 1.5x	2.5x
Unsecured Debt / Unencumbered Assets	Less than 60%	14.8%
Unencumbered Interest Coverage	Greater than 1.75x	17.2x

Debt Composition:	Amount	%
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,465,270
Pro rata unconsolidated fixed rate debt	69,698

Total fixed rate debt	2,534,968	91.5%

Variable rate debt:
Pro rata consolidated variable rate debt	180,574
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	236,324	8.5%

Pro Rata Share of Total Debt (2)	$2,771,292	100.0%

(1)	In October 2016, we completed an $850,000 financing of 1301 Avenue of the Americas and used the net proceeds to repay our 2017 debt maturities at 900 Third Avenue and Waterview.
(2)	See page 43 for our definition of this measure.
(3)	This section presents ratios as of September 30, 2016 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2016	2017		2018	2019	2020	Thereafter	Total
900 Third Avenue	$—	$274,337	(1)	$—	$—	$—	$—	$274,337
Waterview	—	210,000	(1)	—	—	—	—	210,000
Liberty Place	—	—		84,000	—	—	—	84,000
One Market Plaza	—	—		—	869,226	—	—	869,226
1899 Pennsylvania Avenue	—	—		—	—	88,042	—	88,042
1633 Broadway	—	—		—	—	—	1,013,544	1,013,544
31 West 52nd Street	—	—		—	—	—	500,000	500,000
Revolving Credit Facility	—	—		50,000	—	—	—	50,000

Total consolidated debt	—	484,337		134,000	869,226	88,042	1,513,544	3,089,149
Noncontrolling interest’s share	—	—		—	(443,305)	—	—	(443,305)

Pro rata share of consolidated debt	$—	$484,337		$134,000	$425,921	$88,042	$1,513,544	$2,645,844

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—		$246,500	$—	$—	$—	$246,500
Oder-Center, Germany	—	—		—	—	—	23,137	23,137

Total unconsolidated debt	—	—		246,500	—	—	23,137	269,637
Joint venture partners’ share	—	—		(123,250)	—	—	(20,939)	(144,189)

Pro rata share of unconsolidated debt	$—	$—		$123,250	$—	$—	$2,198	$125,448

Pro rata share of total debt	$—	$484,337		$257,250	$425,921	$88,042	$1,515,742	$2,771,292

Weighted average rate	—	4.91%		3.88%	6.12%	4.88%	3.62%	4.29%

% of debt maturing	—	17.5%		9.3%	15.4%	3.2%	54.6%	100.0%

(1)	Repaid in October 2016.

PORTFOLIO SUMMARY

(unaudited)

		%	Square	%	%	Annualized Rent (2)
Property	Submarket	Ownership	Feet (1)	Leased (2)	Occupied (2)	Amount	Per Square Foot (3)
As of September 30, 2016
New York:
1633 Broadway	West Side	100.0%	2,643,065	86.9%	84.1%	$145,926,000	$71.44
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	89.8%	85.7%	113,175,000	75.07
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	96.9%	96.9%	50,992,000	65.78
31 West 52nd Street	Sixth Ave / Rock Center	100.0%	786,647	85.3%	85.3%	54,232,000	81.10
900 Third Avenue	East Side	100.0%	596,270	98.0%	96.0%	41,785,000	73.63
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,341	98.9%	94.7%	54,579,000	106.64

Subtotal / Weighted Average			7,152,207	90.4%	87.9%	460,689,000	75.92

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	34,964,000	52.56
425 Eye Street	East End	100.0%	380,090	97.7%	97.3%	16,279,000	45.11
2099 Pennsylvania Avenue	CBD	100.0%	208,636	73.8%	62.1%	10,112,000	77.89
1899 Pennsylvania Avenue	CBD	100.0%	192,481	98.3%	98.3%	14,890,000	81.53
Liberty Place	East End	100.0%	174,205	89.9%	87.1%	11,885,000	77.69

Subtotal / Weighted Average			1,602,655	94.3%	92.4%	88,130,000	59.15

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	98.8%	96.8%	99,605,000	64.84

Total / Weighted Average			10,365,987	92.3%	90.0%	$648,424,000	$71.32

(1)	Represents the remeasured square feet, which includes an aggregate of 142,636 square feet of either Real Estate Board of New York (“REBNY”) or Building Owners and Managers Association (“BOMA”) remeasurement adjustments that are not reflected in current leases.
(2)	See page 43 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:						Amount	Per Square Foot
As of September 30, 2016
Barclays Capital, Inc.	Dec-2020	(2)	538,518	(2)	5.2%	$35,471,000	$65.87	5.5%
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	32,761,000	52.41	5.1%
Allianz Global Investors, LP	Jan-2031	(3)	326,457	(3)	3.1%	28,260,000	86.57	4.4%
Clifford Chance LLP	Jun-2024		328,992		3.2%	26,029,000	79.12	4.0%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		3.0%	24,726,000	79.43	3.8%
Morgan Stanley & Company	Mar-2032	(4)	312,885	(4)	3.0%	22,122,000	70.70	3.4%
Google, Inc.	Apr-2025		287,661		2.8%	17,710,000	61.57	2.7%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,753,000	57.08	2.6%
Chadbourne & Parke, LLP	Sep-2024		203,863		2.0%	16,129,000	79.12	2.5%
Showtime Networks, Inc	Jun-2021		238,880		2.3%	14,179,000	59.36	2.2%

	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of September 30, 2016
Legal Services	1,930,227	21.1%	$144,414,000	22.3%
Financial Services - Commercial and Investment Banking	1,661,098	18.1%	119,642,000	18.5%
Financial Services, all others	1,368,392	14.9%	111,273,000	17.2%
Technology and Media	1,444,917	15.8%	93,035,000	14.3%
Insurance	338,399	3.7%	28,958,000	4.5%
Retail	321,606	3.5%	27,002,000	4.2%
Government	334,985	3.7%	15,805,000	2.4%
Real Estate	205,835	2.2%	15,649,000	2.4%
Consumer Products	144,491	1.6%	10,429,000	1.6%
Other	1,409,084	15.4%	82,217,000	12.6%

(1)	See page 43 for our definition of this measure.
(2)	41,100 of the square feet leased expires on December 31, 2016.
(3)	5,546 of the square feet leased expires on December 31, 2016.
(4)	52,056 of the square feet leased expires on June 30, 2017.

LEASING ACTIVITY

(unaudited)

	Total (1)		New York (1)		Washington, D.C.	San Francisco
Three Months Ended September 30, 2016:
Total square feet leased	188,840		139,935		30,727	18,178
Pro rata share of total square feet leased:	175,850		136,216		30,727	8,907
Initial rent (2)	$60.91		$56.17		$70.51	$107.03
Weighted average lease term (in years)	8.6		8.1		12.1	5.4
Tenant improvements and leasing commissions:
Per square foot	$46.94		$19.44		$178.21	$38.37
Per square foot per annum	$5.44		$2.41		$14.70	$7.13
Percentage of initial rent	8.9%		4.3%		20.8%	6.7%
Rent concessions:
Average free rent period (in months)	3.2		2.8		5.3	2.5
Average free rent period per annum (in months)	0.4		0.3		0.4	0.5
Second generation space: (2)
Square feet	142,623		133,716		—	8,907
GAAP basis:
Straight-line rent	$55.73		$52.21		$—	$114.78
Prior straight-line rent	$42.97		$41.42		$—	$68.91
Percentage increase	29.7	% (3)	26.1	% (3)	—	66.6%
Cash basis
Initial rent (2)	$57.65		$54.71		$—	$107.03
Prior escalated rent	$54.34		$52.28		$—	$88.96
Percentage increase	6.1	% (3)	4.7	% (3)	—	20.3%

(1)	The leasing statistics include the effect of a lease for the parking garage at 1633 Broadway. Excluding the effect of this lease, the initial rent was $84.93 for our New York portfolio and $82.50 for the total portfolio.
(2)	See page 43 for our definition of this measure.
(3)	Includes the effect of a 36,580 square foot above-market lease that was terminated and subsequently released at market rates. Excluding the impact of this lease, the percentage increase in GAAP basis and Cash basis rents was 24.9% and 23.1%, respectively, for our New York portfolio and 31.0% and 22.6%, respectively, for the total portfolio.

LEASING ACTIVITY

(unaudited)

	Total (1)		New York (1)		Washington, D.C.	San Francisco
Nine Months Ended September 30, 2016:
Total square feet leased	492,687		361,033		68,872	62,782
Pro rata share of total square feet leased:	431,534		331,899		68,872	30,763
Initial rent (2)	$70.18		$68.02		$71.13	$94.51
Weighted average lease term (in years)	7.7		7.7		8.4	5.7
Tenant improvements and leasing commissions:
Per square foot	$52.18		$42.20		$108.15	$33.15
Per square foot per annum	$6.79		$5.48		$12.89	$5.81
Percentage of initial rent	9.7%		8.1%		18.1%	6.1%
Rent concessions:
Average free rent period (in months)	5.3		5.8		4.5	1.2
Average free rent period per annum (in months)	0.7		0.8		0.5	0.2
Second generation space: (2)
Square feet	275,719		243,741		3,933	28,045
GAAP basis:
Straight-line rent	$68.12		$64.87		$80.13	$96.32
Prior straight-line rent	$57.32		$55.37		$80.10	$71.96
Percentage increase	18.8	% (3)	17.2	% (3)	0.0%	33.8%
Cash basis:
Initial rent (2)	$70.69		$67.97		$79.82	$94.51
Prior escalated rent	$67.31		$67.17		$78.95	$66.81
Percentage increase	5.0	% (3)	1.2	% (3)	1.1%	41.4%

(1)	The leasing statistics include the effect of a lease for the parking garage at 1633 Broadway. Excluding the effect of this lease, the intial rent was $78.59 for our New York portfolio and $78.35 for the total portfolio.
(2)	See page 43 for our definition of this measure.
(3)	Includes the effect of two above-market leases aggregating 89,135 square feet that were terminated and subsequently released at market rates. Excluding the impact of these leases, the percentage increase in GAAP basis and Cash basis rents was 24.1% and 20.9%, respectively, for our New York portfolio and 25.3% and 24.1%, respectively, for the total portfolio.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Total Portfolio
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	3,497	$344,000	$—	0.1%

4Q 2016	25,381	2,214,000	89.43	0.3%

1Q 2017	312,189	21,530,000	69.69	3.2%
2Q 2017	32,698	2,574,000	78.44	0.4%
3Q 2017	59,406	4,010,000	67.51	0.6%
4Q 2017	67,776	5,708,000	85.94	0.9%

Total 2017	472,069	33,822,000	72.33	5.1%

2018	340,904	27,530,000	80.73	4.1%
2019	534,647	40,083,000	75.20	6.0%
2020	464,240	36,347,000	78.33	5.5%
2021	1,543,810	95,650,000	62.81	14.4%
2022	438,114	28,934,000	76.59	4.3%
2023	649,065	50,442,000	78.21	7.6%
2024	652,521	51,396,000	78.97	7.7%
2025	509,770	38,632,000	75.91	5.8%
Thereafter	3,760,429	261,132,000	69.36	39.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

LEASE EXPIRATIONS - NEW YORK

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of New York
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	$110,000	$—	0.0%

4Q 2016	21,056	1,862,000	88.26	0.4%

1Q 2017	306,106	21,244,000	70.15	4.5%
2Q 2017	32,698	2,574,000	78.44	0.5%
3Q 2017	55,663	3,688,000	66.26	0.8%
4Q 2017	49,605	4,703,000	97.52	1.0%

Total 2017	444,072	32,209,000	73.27	6.8%

2018	248,666	21,737,000	87.35	4.6%
2019	259,706	21,979,000	86.10	4.6%
2020	332,652	26,903,000	80.93	5.7%
2021	894,429	61,378,000	71.00	12.9%
2022	161,405	9,518,000	111.58	2.0%
2023	508,849	39,042,000	77.25	8.2%
2024	569,605	44,935,000	79.11	9.5%
2025	113,903	10,155,000	89.15	2.1%
Thereafter	2,826,006	205,381,000	73.36	43.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater and roof space.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of Washington, D.C.
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	$—	$—	—

4Q 2016	—	—	—	—

1Q 2017	—	—	—	—
2Q 2017	—	—	—	—
3Q 2017	—	—	—	—
4Q 2017	—	—	—	—

Total 2017	—	—	—	—

2018	—	—	—	—
2019	42,081	3,308,000	74.48	3.7%
2020	33,721	2,468,000	73.18	2.7%
2021	307,305	15,120,000	47.54	16.8%
2022	33,002	1,618,000	49.02	1.8%
2023	140,216	11,400,000	81.69	12.7%
2024	75,864	5,822,000	76.88	6.5%
2025	56,124	4,427,000	78.88	4.9%
Thereafter	781,771	45,768,000	56.06	50.9%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage and signage.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of San Francisco
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	2,922	$234,000	$—	0.2%

4Q 2016	4,325	352,000	96.63	0.3%

1Q 2017	6,083	286,000	47.00	0.3%
2Q 2017	—	—	—	—
3Q 2017	3,743	322,000	86.14	0.3%
4Q 2017	18,171	1,005,000	55.31	1.0%

Total 2017	27,997	1,613,000	57.63	1.6%

2018	92,238	5,793,000	62.85	5.7%
2019	232,860	14,796,000	63.53	14.6%
2020	97,867	6,976,000	71.28	6.9%
2021	342,076	19,152,000	56.05	18.9%
2022	243,707	17,798,000	73.03	17.6%
2023	—	—	—	—
2024	7,052	639,000	90.60	0.6%
2025	339,743	24,050,000	70.94	23.7%
Thereafter	152,652	9,983,000	65.87	9.9%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage and roof space.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$6,502	$3,919	$2,241	$12,916	$9,161
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$6,502	$3,919	$2,241	$12,916	$9,161

Tenant improvements:
Recurring (1)	$7,149	$4,221	$19,523	$40,248	$26,821
Non-recurring (1)	16,833	10,555	13,603	36,467	13,679

Total tenant improvements	$23,982	$14,776	$33,126	$76,715	$40,500

Leasing commissions:
Recurring (1)	$2,195	$4,304	$2,978	$6,499	$11,203
Non-recurring (1)	263	1,124	470	1,648	5,389

Total leasing commissions	$2,458	$5,428	$3,448	$8,147	$16,592

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$15,846	$12,444	$24,742	$59,663	$47,185
Total non-recurring (1)	17,096	11,679	14,073	38,115	19,068

Total capital expenditures, tenant improvements and leasing commissions	$32,942	$24,123	$38,815	$97,778	$66,253

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$—	$3,421	$196	$4,656	$12,588
1633 Broadway—Plaza and Retail development	1,119	2,873	2,783	6,945	3,845
Residential Development Fund	1,748	679	1,076	3,976	1,255
Other	324	—	570	1,285	—

Total development expenditures	$3,191	$6,973	$4,625	$16,862	$17,688

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - NEW YORK

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$4,556	$2,822	$665	$7,750	$4,574
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$4,556	$2,822	$665	$7,750	$4,574

Tenant improvements:
Recurring (1)	$3,514	$2,703	$11,351	$26,554	$20,744
Non-recurring (1)	15,199	5,742	12,358	31,468	8,076

Total tenant improvements	$18,713	$8,445	$23,709	$58,022	$28,820

Leasing commissions:
Recurring (1)	$1,880	$4,090	$1,829	$4,396	$8,925
Non-recurring (1)	199	638	382	1,240	2,316

Total leasing commissions	$2,079	$4,728	$2,211	$5,636	$11,241

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$9,950	$9,615	$13,845	$38,700	$34,243
Total non-recurring (1)	15,398	6,380	12,740	32,708	10,392

Total capital expenditures, tenant improvements and leasing commissions	$25,348	$15,995	$26,585	$71,408	$44,635

Development expenditures: (1)
1633 Broadway—Plaza and Retail development	$1,119	$2,873	$2,783	$6,945	$3,845
Other	324	—	570	1,285	—

Total development expenditures	$1,443	$2,873	$3,353	$8,230	$3,845

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - WASHINGTON, D.C.
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$588	$809	$277	$1,665	$3,397
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$588	$809	$277	$1,665	$3,397

Tenant improvements:
Recurring (1)	$79	$1,433	$1,538	$2,008	$4,851
Non-recurring (1)	188	4,813	160	2,468	5,603

Total tenant improvements	$267	$6,246	$1,698	$4,476	$10,454

Leasing commissions:
Recurring (1)	$56	$—	$573	$629	$731
Non-recurring (1)	26	486	88	370	3,073

Total leasing commissions	$82	$486	$661	$999	$3,804

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$723	$2,242	$2,388	$4,302	$8,979
Total non-recurring (1)	214	5,299	248	2,838	8,676

Total capital expenditures, tenant improvements and leasing commissions	$937	$7,541	$2,636	$7,140	$17,655

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - SAN FRANCISCO
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$1,353	$249	$1,141	$3,244	$1,113
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$1,353	$249	$1,141	$3,244	$1,113

Tenant improvements:
Recurring (1)	$3,556	$85	$6,634	$11,686	$1,226
Non-recurring (1)	1,446	—	1,085	2,531	—

Total tenant improvements	$5,002	$85	$7,719	$14,217	$1,226

Leasing commissions:
Recurring (1)	$259	$214	$576	$1,474	$1,547
Non-recurring (1)	38	—	—	38	—

Total leasing commissions	$297	$214	$576	$1,512	$1,547

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$5,168	$548	$8,351	$16,404	$3,886
Total non-recurring (1)	1,484	—	1,085	2,569	—

Total capital expenditures, tenant improvements and leasing commissions	$6,652	$548	$9,436	$18,973	$3,886

Development expenditures: (1)
One Market Plaza—Lobby and Retail repositioning	$—	$3,421	$196	$4,656	$12,588

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES - OTHER
(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Capital expenditures to maintain assets:
Recurring (1)	$5	$39	$158	$257	$77
Non-recurring (1)	—	—	—	—	—

Total capital expenditures to maintain assets	$5	$39	$158	$257	$77

Tenant improvements:
Recurring (1)	$—	$—	$—	$—	$—
Non-recurring (1)	—	—	—	—	—

Total tenant improvements	$—	$—	$—	$—	$—

Leasing commissions:
Recurring (1)	$—	$—	$—	$—	$—
Non-recurring (1)	—	—	—	—	—

Total leasing commissions	$—	$—	$—	$—	$—

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$5	$39	$158	$257	$77
Total non-recurring (1)	—	—	—	—	—

Total capital expenditures, tenant improvements and leasing commissions	$5	$39	$158	$257	$77

Development expenditures: (1)
Residential Development Fund	$1,748	$679	$1,076	$3,976	$1,255

(1)	See page 43 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s pro rata share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of acquisition and transaction related costs, unrealized gains or losses on interest rate swaps, severance costs and defeasance and debt breakage costs, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s pro rata share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures, (ii) straight-line rent adjustments, (iii) unrealized gain on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s pro rata share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income plus interest expense, income taxes, depreciation and amortization expenses. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance, or (iv) a measure of our liquidity. We also present our pro rata share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, acquisition and transaction costs and certain other items that may vary from period to period. We also present our pro rata share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and acquisition and transaction costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our Pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of our properties that were owned by us in a similar manner during both the current period and prior reporting periods. Same Store NOI includes our share of NOI from unconsolidated joint ventures. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases. Additionally, we present our pro rata share of Same Store NOI and Same Store Cash NOI which represents our share of Same Store NOI and Same Store Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Pro rata Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that pro rata share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests share of debt from consolidated joint ventures that is attributable to our partners. Pro rata share of total debt should not be considered as a substitute for total debt determined in accordance with GAAP and should only be considered together with and as a supplement to the total debt determined in accordance with GAAP.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has been vacant for less than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.